SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  May 15, 2000
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              3 High Ridge Park, Stamford, CT                    06905
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
                                 ---------------
              (Registrant's telephone number, including area code)

                            Changes since last report
                           ---------------------------
             (Former name or address, if changed since last report)
            4400 NE 77th Avenue, Vancouver, WA                   98662
          --------------------------------------------          --------
                                  (360)816-3000
                                 ---------------

Item 5.  Other Events.
--------------------------------------------------------------------------------


This report is being filed to make available the following press release dated May 15, 2000.

--------------------------------------------------------------------------------
  NEWS RELEASE

Contact:

Alan Oshiki, Assistant Vice President
Investor Relations
(203) 614-5629
AOSHIKI@CZN.COM


   ELECTRIC LIGHTWAVE REPORTS FINANCIAL RESULTS FOR THE FIRST QUARTER OF 2000

STAMFORD, Conn., - May 15, 2000 - Electric Lightwave, Inc. (NASDAQ:ELIX), a leading facilities-based integrated communications provider, today announced financial results for the first quarter of 2000.

Revenue for the quarter ended March 31, 2000 was $56.8 million, or 49% above revenue of $38.2 million in the first quarter of 1999. The company's EBITDA loss, including operating lease expense, was $6.7 million in the first quarter of this year, compared to $22.8 million in the first quarter a year ago. The net loss in the 2000 first quarter was $35.1 million or $0.70 per share, compared to a net loss of $35.0 million or $0.70 per share in the prior year's first quarter.

"We made solid progress toward our near-term goal of positive EBITDA in 2000," said Rudy Graf, chief executive officer of Electric Lightwave. "We continue to drive growth by aggressively pursuing both the expanding data and Internet markets and the local telephone business in the West, where we have extensive fiber optic networks."

"This year, we expect continuing growth in our data and Internet businesses to contribute to overall revenue growth of about 50% and our first positive EBITDA quarter in the second half of this year. We are confident that 2000 will be a significant turning point for Electric Lightwave," said Graf.

Electric Lightwave, Inc. is a broadband integrated communications company providing Internet, data, voice and dedicated access services to communications-intensive businesses and the growing e-commerce market. The company owns and operates high-speed fiber optic networks that interconnect major markets in the West and operates a leading national Internet and data network. Headquartered in Vancouver, Washington, Electric Lightwave is on the World Wide Web at www.eli.net. The company is 82% owned by Citizens Utilities (NYSE:CZN, CZNPr).

This press release contains forward-looking statements that are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied in the statements. All forward-looking statements are only predictions or statements of current plans, which are constantly under review by Electric Lightwave (the Company). All forward-looking statements may differ from actual future results due to, but not limited to, changes in the local and overall economy, the nature and pace of technological changes, the number and effectiveness of competitors in the Company's markets, success in overall strategy, changes in legal and regulatory policy, relations with Incumbent Local Exchange Carriers (ILECs) and their ability to provide delivery of services including interoffice trunking, implementation of back office service delivery systems, the Company's ability to identify future markets and successfully expand existing ones and the mix of products and services offered in the Company's target markets. Readers should consider these important factors in evaluating any statement contained herein and/or made by the Company or on its behalf. The Company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

                                 (tables follow)

                            Electric Lightwave, Inc.
                            Statements of Operations
                     (in thousands, except per share data)

                                                     Three Months Ended

                                                3/31/00    12/31/99     3/31/99
                                               --------    --------    --------
Revenue:
     Network Services ......................   $ 16,004    $ 15,818    $ 10,424
     Local Telephone Services ..............     24,274      22,370      14,308
     Long Distance Services ................      4,596       4,111       8,530
     Data Services .........................     11,904      11,796       4,954
                                               --------    --------    --------
           Total Revenue ...................     56,778      54,095      38,216
                                               --------    --------    --------

Operating Expenses:
     Network Access ........................     20,696      16,303      25,224
     Operations ............................     11,575      11,823       9,034
     Selling, General and Administrative ...     31,172      35,168      26,767
     Depreciation and Amortization .........     12,755      11,554       6,994
                                               --------    --------    --------
           Total Operating Expenses ........     76,198      74,848      68,019
                                               --------    --------    --------

     Loss from Operations ..................    (19,420)    (20,753)    (29,803)

Interest Expense and Other .................     15,484      14,312       4,779
                                               --------    --------    --------

     Net Loss Before Income Taxes ..........    (34,904)    (35,065)    (34,582)

Income Tax (Expense) Benefit ...............       (235)         49        (370)
                                               --------    --------    --------

     Net Loss ..............................   $(35,139)   $(35,016)   $(34,952)
                                               ========    ========    ========

     EBITDA* ...............................   $ (6,665)   $ (9,199)   $(22,809)
                                               ========    ========    ========

Weighted Average Shares Outstanding ........     50,183      50,034      49,801

Net Loss Per Common Share:
     Basic                                     $  (0.70)   $  (0.70)   $  (0.70)
     Diluted                                   $  (0.70)   $  (0.70)   $  (0.70)


* Includes operating lease expenses of $1,748, $1,616, and $1,477 for the three months ended March 31, 2000, December 31, 1999 and March 31, 1999, respectively.

                            Electric Lightwave, Inc.
                      Selected Financial and Operating Data
                                 (In thousands)

                                               3/31/00     12/31/99      3/31/99
                                              --------     --------     --------
Selected Financial Data

Gross Property Plant & Equipment:
Owned or under capital lease ............     $824,671     $771,947     $585,533
Under operating lease ...................      108,541      108,541      108,541
                                              --------     --------     --------
      Total .............................     $933,212     $880,488     $694,074
                                              ========     ========     ========

                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Kerry D. Rea
                           -----------------------------
                           Vice President and Controller



Date:     May 15, 2000